SUPPLEMENT DATED FEBRUARY 14, 2023

TO THE PACIFIC FUNDS PROSPECTUS DATED AUGUST 1, 2022

FOR CLASS A, CLASS C, CLASS I, CLASS I-2 and CLASS R6

This supplement revises the Pacific Funds Prospectus dated August 1, 2022 for Class A, Class C, Class I, Class I-2 and Class R6 Shares, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. This supplement applies to the Pacific Funds Small-Cap, Pacific Funds Small-Cap Value, and Pacific Funds Small/Mid-Cap (collectively, the “PF U.S. Equity Funds”) only. As discussed below, the changes described within this supplement will occur in the first quarter of 2023. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

At a meeting held on February 9, 2023, the Board of Trustees of Pacific Funds Series Trust, including a majority of the independent trustees, approved Great Lakes Advisors, LLC (“Great Lakes”), a subsidiary of Wintrust Financial Corporation, to serve as sub-adviser to the PF U.S. Equity Funds, replacing the existing sub-adviser Rothschild & Co Asset Management US Inc. (“Rothschild”), effective upon the closing of the acquisition of Rothschild by Great Lakes that is expected to occur in the first quarter of 2023 (the “Acquisition”). Upon the closing of the Acquisition, the sub-advisory services provided to the PF U.S. Equity Funds will be transitioned from Rothschild to Great Lakes. As a result, all references to Rothschild will be deleted in their entirety and replaced with Great Lakes effective as of the closing of the Acquisition. Other than Tina Jones, the same portfolio managers from Rothschild who have been responsible for day-to-day management of the PF U.S. Equity Funds will continue to have responsibility for the day-to-day management of the PF U.S. Equity Funds following the Acquisition.

This transition from Rothschild to Great Lakes is independent of, and not related to, the proposed reorganization of the PF U.S. Equity Funds into newly created series of the Aristotle Funds Series Trust, which was previously communicated in a supplement to the Prospectus dated January 13, 2023. This transition is expected to occur prior to the proposed reorganization.

Disclosure Changes to the Fund Summary section

Effective as of the closing of the Acquisition, the following will be added to the Performance section for each of the PF U.S. Equity Funds after the third paragraph:

Great Lakes Advisors, LLC began managing the Fund in the first quarter of 2023. Another firm managed the Fund before that date.

In the Management subsection for each of the PF U.S. Equity Funds, all references to Tina Jones, CFA, are deleted effective as of the closing of the Acquisition.

Disclosure Changes to the About Management section

Effective as of the closing of the Acquisition, the table for Rothschild & Co Asset Management US Inc. is deleted and the following table will be inserted alphabetically:

Great Lakes Advisors, LLC

231 S. LaSalle Street, 4th Floor, Chicago, Illinois 60604

Great Lakes Advisors, LLC (“Great Lakes”) is a registered investment adviser that is a wholly owned subsidiary of Wintrust Financial Corporation. As of December 31, 2022, Great Lakes’ total assets under management were approximately $10.5 billion.

PACIFIC FUNDS SMALL/MID-CAP PACIFIC FUNDS SMALL-CAP PACIFIC FUNDS SMALL-CAP VALUE
Douglas J. Levine, CFA

Managing Director of Great Lakes (formerly Rothschild & Co Asset Management US Inc. (“Rothschild”)) since 2007, Portfolio Manager since 2007. He began his investment career in 1996 and has a BS from Pennsylvania State University.

Michael Kehoe	Managing Director of Great Lakes (formerly Rothschild) since 2015, Portfolio Manager since 2015. He began his investment career in 2000 and has a BA from the University of Pennsylvania and an MBA from Yale University.

Eric Fraser	Director of Great Lakes (formerly Rothschild) since 2018, Portfolio Manager since 2019, and a Research Analyst since 2014. He began his investment career in 2005 and has a BA from Middlebury College.

Bradley Hunnewell, CFA	Director of Great Lakes (formerly Rothschild) since 2019 and a Portfolio Manager since 2019. Prior, Mr. Hunnewell was a Senior Equity Analyst and Portfolio Manager at Rockefeller Capital Management from 2009 to 2019. He began his investment career in 2009 and has a BS from Trinity College and an MBA from Columbia Business School.

Form No.           PFSUP0223

SUPPLEMENT DATED FEBRUARY 14, 2023

TO THE PACIFIC FUNDS PROSPECTUS DATED AUGUST 1, 2022

FOR CLASS P SHARES

This supplement revises the Pacific Funds Prospectus dated August 1, 2022 for Class P Shares, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. This supplement applies to the Pacific Funds Small-Cap, Pacific Funds Small-Cap Value, and Pacific Funds Small/Mid-Cap (collectively, the “PF U.S. Equity Funds”) only. As discussed below, the changes described within this supplement will occur in the first quarter of 2023. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

At a meeting held on February 9, 2023, the Board of Trustees of Pacific Funds Series Trust, including a majority of the independent trustees, approved Great Lakes Advisors, LLC (“Great Lakes”), a subsidiary of Wintrust Financial Corporation, to serve as sub-adviser to the PF U.S. Equity Funds, replacing the existing sub-adviser Rothschild & Co Asset Management US Inc. (“Rothschild”), effective upon the closing of the acquisition of Rothschild by Great Lakes that is expected to occur in the first quarter of 2023 (the “Acquisition”). Upon the closing of the Acquisition, the sub-advisory services provided to the PF U.S. Equity Funds will be transitioned from Rothschild to Great Lakes. As a result, all references to Rothschild will be deleted in their entirety and replaced with Great Lakes effective as of the closing of the Acquisition. Other than Tina Jones, the same portfolio managers from Rothschild who have been responsible for day-to-day management of the PF U.S. Equity Funds will continue to have responsibility for the day-to-day management of the PF U.S. Equity Funds following the Acquisition.

This transition from Rothschild to Great Lakes is independent of, and not related to, the proposed reorganization of the PF U.S. Equity Funds into newly created series of the Aristotle Funds Series Trust, which was previously communicated in a supplement to the Prospectus dated January 13, 2023. This transition is expected to occur prior to the proposed reorganization.

Disclosure Changes to the Fund Summary section

Effective as of the closing of the Acquisition, the following will be added to the Performance section for each of the PF U.S. Equity Funds after the third paragraph:

Great Lakes Advisors, LLC began managing the Fund in the first quarter of 2023. Another firm managed the Fund before that date.

In the Management subsection for each of the PF U.S. Equity Funds, all references to Tina Jones, CFA, are deleted effective as of the closing of the Acquisition.

Disclosure Changes to the About Management section

Effective as of the closing of the Acquisition, the table for Rothschild & Co Asset Management US Inc. is deleted and the following table will be inserted alphabetically:

Great Lakes Advisors, LLC

231 S. LaSalle Street, 4th Floor, Chicago, Illinois 60604

Great Lakes Advisors, LLC (“Great Lakes”) is a registered investment adviser that is a wholly owned subsidiary of Wintrust Financial Corporation. As of December 31, 2022, Great Lakes’ total assets under management were approximately $10.5 billion.

PACIFIC FUNDS SMALL/MID-CAP PACIFIC FUNDS SMALL-CAP PACIFIC FUNDS SMALL-CAP VALUE
Douglas J. Levine, CFA

Managing Director of Great Lakes (formerly Rothschild & Co Asset Management US Inc. (“Rothschild”)) since 2007, Portfolio Manager since 2007. He began his investment career in 1996 and has a BS from Pennsylvania State University.

Michael Kehoe	Managing Director of Great Lakes (formerly Rothschild) since 2015, Portfolio Manager since 2015. He began his investment career in 2000 and has a BA from the University of Pennsylvania and an MBA from Yale University.

Eric Fraser	Director of Great Lakes (formerly Rothschild) since 2018, Portfolio Manager since 2019, and a Research Analyst since 2014. He began his investment career in 2005 and has a BA from Middlebury College.

Bradley Hunnewell, CFA	Director of Great Lakes (formerly Rothschild) since 2019 and a Portfolio Manager since 2019. Prior, Mr. Hunnewell was a Senior Equity Analyst and Portfolio Manager at Rockefeller Capital Management from 2009 to 2019. He began his investment career in 2009 and has a BS from Trinity College and an MBA from Columbia Business School.

SUPPLEMENT DATED FEBRUARY 14, 2023

TO THE PACIFIC FUNDS STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 1, 2022

This supplement revises the Pacific Funds Statement of Additional Information dated August 1, 2022 for Pacific Funds, as supplemented (the “SAI”), and must be preceded or accompanied by the SAI. This supplement applies to the Pacific Funds Small-Cap, Pacific Funds Small-Cap Value, and Pacific Funds Small/Mid-Cap (collectively, the “PF U.S. Equity Funds”) only. As discussed below, the changes described within this supplement will occur in the first quarter of 2023. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

At a meeting held on February 9, 2023, the Board of Trustees of Pacific Funds Series Trust, including a majority of the independent trustees, approved Great Lakes Advisors, LLC (“Great Lakes”), a subsidiary of Wintrust Financial Corporation, to serve as sub-adviser to the PF U.S. Equity Funds, replacing the existing sub-adviser Rothschild & Co Asset Management US Inc. (“Rothschild & Co”), effective upon the closing of the acquisition of Rothschild & Co by Great Lakes that is expected to occur in the first quarter of 2023 (the “Acquisition”). Upon the closing of the Acquisition, the sub-advisory services provided to the PF U.S. Equity Funds will be transitioned from Rothschild & Co to Great Lakes. Other than Tina Jones, the same portfolio managers from Rothschild & Co who have been responsible for day-to-day management of the Fund will continue to have responsibility for the day-to-day management of the PF U.S. Equity Funds following the Acquisition.

Effective as of the closing of the Acquisition, all references to Rothschild & Co will be deleted in their entirety and replaced with Great Lakes.

Effective as of the closing of the Acquisition, all references and information for Tina Jones will be deleted.

INFORMATION ABOUT THE MANAGERS

Effective as of the closing of the Acquisition, in the Management Firms section, the paragraph formerly named Rothschild & Co Asset Management US Inc. (“Rothschild & Co”) will be deleted and the following will be inserted alphabetically:

Great Lakes Advisors, LLC (“Great Lakes”)

Great Lakes is an SEC-registered investment adviser headquartered in Chicago, Illinois with an additional office in Tampa, Florida. Great Lakes is a wholly-owned subsidiary of Wintrust Financial Corporation, a publicly traded financial services company.

OTHER INFORMATION

Effective as of the closing of the Acquisition, in the Control Persons and Principal Holders of Securities section, the footnote at the end of the table is deleted and replaced with the following:

# Rothschild & Co Asset Management US Inc. has been acquired by Great Lakes Advisors, LLC, a subsidiary of Wintrust Financial Corporation. The address for Great Lakes Advisors, LLC is 231 S. LaSalle Street, 4th Floor, Chicago, Illinois 60604.

APPENDICES

Effective as of the closing of the Acquisition, in the Appendix B: Proxy Voting Policies and Procedures for each of the following Managers section, the section formerly named Rothschild & Co will be deleted and the following will be inserted alphabetically:

Great Lakes

Proxy Voting Policies and Procedures

Last approved: April 26, 2022

Purpose

Great Lakes Advisors is focused on delivering the long-term investment returns our clients rely upon for their financial needs. One of the means by which we pursue that aim is through active ownership, which we define as engaging with companies to influence their policies and operations in order to reduce risk and maximize long-term value creation.

Great Lakes Advisors, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients.

●	Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices.
●	Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Policy

●	Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
●	Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to
○	(a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients;
○	(b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities;
○	(c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and
○	(d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Scope

●	This policy applies to all members of Great Lakes Advisors and any processes relating to the consideration and voting of proxies on behalf of Great Lakes’ clients.

Requirements

1.0	Policy Governance
1.1	Policy Administration

Members of the Trading & Proxy Committee.

1.2	Policy Review and Approval

The GLA Operating Committee will review this Policy at least annually or more frequently as necessary (e.g. when material changes are required and/or upon recommendation from the Trading & Proxy Committee).

1.3	Policy Revisions
○	The Owner or Contact may propose revisions to the Policy, to then be presented to the GLA Trading & Proxy Committee
○	The Trading & Proxy Committee has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.
○	Material revisions will then be routed to GLA’s Operating Committee for final approval and distribution.

1.4	Exceptions to Policy
○	Exceptions to this Policy, or any breaches in related Risk, are to be reported to the Policy Owner and subsequently the GLA Trading & Proxy Committee.
○	Additionally, any breaches related to Risk are to be reported to the GLA Operating Committee

2.0	Policy Components/Requirements

This policy works in concert with the Proxy Voting Guidelines.

Overall, Great Lakes Advisors will generally vote proxy ballots in accordance with these guidelines. However, we recognize that the circumstances surrounding each proxy ballot item are unique and that no set of guidelines can serve as a ‘one size fits all’ framework directing how votes should be cast. We evaluate each proxy item within the context of a company’s unique circumstances and will cast votes in alignment with the best interests of our clients. If proposals appearing on proxy ballots are not addressed by these guidelines, we will cast votes in alignment with the best interests of our clients.

Some of the considerations we incorporate into our voting decisions include:

●	The relevance of the topic to the financial success of the company;
●	The degree to which the issue is already being effectively addressed by the company;

●	The cost effectiveness of the proposal’s request

Typically, Great Lakes Advisors favors improved corporate disclosure of material information on policies and performance relevant to investors. Additional information on relevant issues improves the investment decision-making process and reduces portfolio risk.

The Proxy Voting Guidelines document presents information on various topics, which are detailed below:

2.1	Governance:

A company’s board of directors is responsible for the overall governance of the corporation, for representing the interests of shareholders, and for overseeing the company’s relationships with other stakeholders. Hallmarks of an effective board typically include independence, accountability, and diversity of backgrounds and experiences.

2.1.1.	Board of Directors
●	Director Elections – Great Lakes Advisors will typically support the company’s candidates for the board of directors unless there is a compelling reason to withhold support, such as poor attendance, insufficient board independence, over-boarding, or failure to satisfactorily carry out the duties and responsibilities of a director. In situations where there are competing candidates or competing slates of candidates, Great Lakes Advisors will vote in the best interests of our clients.
●	Annual Elections – Great Lakes Advisors generally supports the annual election of all directors. We believe that annual elections improve the accountability of board members.
●	Independent Chair – In most circumstances, Great Lakes Advisors believes that investor interests are served best when the board is led by an independent, non- executive chairperson. For instances when the CEO is also the board chair, Great Lakes Advisors supports the appointment of an independent lead director.
●	Board Diversity – Great Lakes Advisors believes that boards are more effective when they are made up of directors with diverse backgrounds, experiences, and areas of expertise. Great Lakes Advisors may withhold support from members of the Nominating or Governance Committees if there is insufficient diversity on the board and an adequate explanation is not disclosed.
●	Board Committees – To avoid conflicts of interest, Great Lakes Advisors believes that members of the Audit, Compensation, and Nominating Committees should consist exclusively of independent directors. When this is not the case, Great Lakes Advisors may withhold support from members of the Nominating or Governance Committees.

2.1.2.	Compensation
●	Executive Compensation – Great Lakes Advisors believes that every company is unique and, therefore, compensation plans will vary. We will evaluate compensation proposals on a case-by-case basis. Some of the criteria we will use in our analysis include:
○	Disclosure – explanation of executive compensation plans should be clear, complete, and timely.
○	Performance-based – compensation should be linked to the financial metrics that best reflect value creation on behalf of shareholders and should include both short-term and long-term performance metrics.

○	Link to relevant ESG performance – ideally, a component of compensation should be linked to performance on material ESG issues that are likely to affect the financial performance of the company.
○	Reasonableness – the total amount of compensation and the breakdown between base salary, annual incentive, long-term incentive, and stock option plans should be reasonable. Re-pricing or replacing underwater stock options, as well as excessive use of discretionary or guaranteed bonuses, should be avoided. Peer groups used by the company for comparative purposes should be appropriate.

We prefer companies to sponsor a say-on-pay vote on an annual basis.

●	Director Compensation – In order to attract and retain qualified individuals and to ensure the alignment of directors’ interests with those of shareholders, Great Lakes

Advisors believes that effective director compensation should be reasonable in size, consist of equity that fully vests on the grant date, and should include multi-year equity holding requirements. Director compensation should not include performance-based components that may conflict with directors’ roles representing shareholders’ interests.

●	Compensation Committee – Great Lakes Advisors may withhold support from members of the Compensation Committee if there is a lack of alignment between executive compensation and corporate performance or when significant opposition to a say-on-pay proposal is not addressed adequately.

2.1.3.	Shareholder Rights
●	Proxy Access – Granting long-term shareholders the ability to nominate director candidates can improve board accountability. Great Lakes Advisors generally supports proxy access proposals with the following criteria: nominating investors must in aggregate hold at least three percent of outstanding shares; they must have held those shares continuously for at least three years; and nominees must constitute less than a majority of directors.
●	Supermajority Voting – Great Lakes Advisors opposes supermajority voting rules whereby a simple majority vote (i.e. 50% + 1) is insufficient to pass a measure. We will generally vote against proposals to implement a supermajority provision and in favor of proposals to implement a simple majority provision.
●	Cumulative Voting – Great Lakes Advisors generally opposes cumulative voting provisions, wherein a shareholder can combine all of their director votes in favor of a single candidate.
●	Written Consent – Great Lakes Advisors will vote in support of enabling shareholders to act through written consent and vote against proposals limiting this right.
●	Special Meetings – Great Lakes Advisors will generally vote in support of reasonable provisions that provide shareholders the right to call special meetings.
●	Virtual Meetings – Great Lakes Advisors recognizes the importance of annual in- person meetings, which provide a unique forum for shareholders to communicate with corporate leadership. We also recognize the benefits provided by virtual annual meetings, which enable shareholders to participate without incurring the time and expense of travel. We will support proposals that establish a hybrid in- person/virtual meeting and against proposals that eliminate in-person annual meetings in favor of virtual-only meetings.

●	Poison Pills – Great Lakes Advisors generally votes against poison pills or other anti- takeover measures that prevent the majority of shareholders from exercising their rights.
●	Meeting Adjournment – Great Lakes Advisors will vote against the adjournment of meetings in order to solicit additional votes.
●	Other Business – Great Lakes Advisors will vote against proposals to conduct other business at the meeting, which extends blank check powers to those acting as proxies.
●	Bylaw Amendments – Great Lakes Advisors will vote in favor of proposals to require bylaw amendments be approved by shareholders and against proposals to allow bylaw amendments without shareholder approval.

2.2	Environmental and Social Issues
2.2.1.	Disclosure

The disclosure by companies of information on environmental and social issues that can affect the financial performance of the company will aid investors in making better, more well-informed investment decisions.

●	Great Lakes Advisors will generally support proposals requesting companies disclose additional information on relevant environmental and social issues when current disclosure levels are determined to be insufficient.

2.2.2.	Climate Change

Great Lakes Advisors generally supports proposals asking companies to take steps to reduce risks resulting from climate change such as reducing greenhouse gas emissions, improving resource use efficiency, and increasing the use of renewable energy.

2.2.3.	Diversity

Great Lakes Advisors believes that a diverse workforce free from discrimination is in the best interest of companies and their shareholders.

●	Policies – Great Lakes Advisors generally supports proposals asking companies to include language in diversity statements or policies specifically prohibiting discrimination based upon sexual orientation or gender identity.
●	Disclosure – Great Lakes Advisors generally supports proposals asking companies to disclose information on employee diversity including publishing their EEO-1 reports.

2.2.4.	Workplace Issues
●	Great Lakes Advisors will generally support proposals requesting the adoption of workplace codes of conduct that address working conditions, fair wages, child labor, and forced labor.
●	Great Lakes Advisors will generally support proposals requesting companies to adopt vendor or supplier standards addressing workplace safety, worker abuse or intimidation, forced labor, child labor, and fair pay.
●	Great Lakes Advisors will support on a case-by-case basis proposals asking companies to audit and disclose audit results of workplaces and supply chains.

2.3	Other Issues
2.3.1.	Lobbying

Great Lakes Advisors believes that companies may benefit from engaging in lobbying activities in order to influence policies or legislation that may affect their business.

Lobbying may be funded either directly or indirectly through third-party groups such as trade associations.

●	Great Lakes Advisors will review on a case-by-case basis proposals asking companies to disclose information about their lobbying activities.

2.3.2.	Political Contributions

Great Lakes Advisors believes that making contributions to political candidates is generally not in the best interest of shareholders in that politicians will advocate for positions on a wide range of issues. Political influence by companies is more effective when conducted through lobbying on specific issues and advocating a specific position beneficial to the company and its shareholders.

●	Great Lakes Advisors will review on a case-by-case basis proposals asking companies to disclose information about their political contributions.

2.4.	External Vendor Use

If or when GLA decides to rely on the recommendations of a proxy advisory firm versus our own extensive internal research, GLA 1) would determine if the proxy advisory firm has the capacity and competency to make such voting recommendations, and conduct due diligence reviews of the firm; 2) would determine if the proxy recommendations made by the firm are based on materially accurate information; 3) would identify and address any conflicts of interest of the proxy firm to ensure that GLA continues to vote proxies in the best interests of its clients; 4) would review the proxy firm’s consistency of voting with guidelines, fees and disclosures as relevant, and other items; and 5) would adopt policies and procedures reasonably designed to provide sufficient oversight of the proxy advisory firm and review the proxy firm’s services and practices on an on- going or periodic basis.

2.5.	Subadvisor Programs

To the extent that GLA acts as a subadvisor to an investment program, it will adhere to any proxy voting guidelines as stated in the contract with the subadvisor and/or client regarding how such sub advised funds are to be voted.

2.6.	Securities Not Held in Models

Finally, to the extent that GLA clients own securities that are not included in its Model Portfolios (as defined by our Small Cap, Large Cap Value and Disciplined Equity units), The Trading & Proxy Committee may determine that, with the client’s consent, GLA will exercise voting authority as recommended by management of the company, absent a contrary instruction from the client. In cases where a client’s custodian account holds Wintrust Financial Corporation (WTFC) common stock and GLA has discretionary authority to vote all proxies in the client’s account, but no investment authority over the WTFC security, GLA will Abstain from voting all items on the WTFC ballot.

2.7.	Conflict of Interest

Any actual or potential material conflict of interest regarding a proposal for which GLA has voting authority due to a business relationship, personal relationship, or familial relationship with GLA or an affiliate of GLA (including employees), the conflict shall be disclosed to the Trading & Proxy Committee, and the ballot shall be voted in alignment with recommendations from an independent proxy voting service to be determined at such time required. A business conflict of interest will be considered material if at least 1% of the annual revenue of GLA or “WHAMCO Holding” (GLA and its subsidiaries) is derived from a business relationship with the parties involved. GLA shall in no case vote the shares of Wintrust Financial Corp. (WTFC, GLA’s parent company) that may be held in GLA accounts, and as such no conflict of interest shall exist with respect to such holdings.

2.8.	Proposals Specific to Mutual Funds

GLA may invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, GLA may vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. GLA will review to ensure the accuracy and consistency of the proxy voting process and coordinate with the MPS to ensure proper preparation and filing of Form N-PX.

2.9.	Delegation or Assignment of Proxy Voting Responsibilities

GLA retains the authority to delegate proxy voting responsibilities to affiliates and/or external third parties as it deems appropriate in accordance with Rule 206(4)-6.

Delegated proxy relationships shall be properly disclosed and agreed to by GLA clients. GLA shall make inquiries and take necessary measures to ensure delegated proxy parties comply with regulatory requirements.

2.10.	Proxy Voting Records

In accordance with applicable law, GLA shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in GLA’s offices: (1) GLA’s Proxy Voting Policy and any additional procedures created pursuant to such Policy: (2) A copy of each proxy statement GLA receives regarding securities held by clients; (3) A record of each vote cast by GLA (note: this requirement may be satisfied by a third party who has agreed in writing to do so); (4) A copy of any document created by GLA that has a material impact in making its voting decision or that memorializes the basis for such decisions; and (5) A copy of each written request from a client, and response to the client, for information on how GLA has voted the client’s proxies.

3.0	Responsibilities
3.1	The GLA Operating Committee is the governing body for Great Lakes Advisors, LLC with respect to oversight of Great Lakes’ everyday business activities related to all departments of the firm including: Compliance & Legal, Operations, Trading, Distribution, Marketing,

Client Service, Human Resources, Finance, Business Strategy, Product Development, and all other areas of Non-Investment Business Management.

3.2	The Policy Owner owns this policy and is responsible for keeping this policy current and comprehensive, accounting for changes to Company practices, new or changing laws, or other information from Corporate Risk Management, the Compliance Department, or the Legal Department, establishing appropriate controls to ensure adherence to the policy, Timely approval of the policy within the approved review cycle, Designating a contact for administration purposes. The policy owner may delegate to the contact the authority, but not the responsibility, for performing the required administrative tasks associated with the policy.